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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 20, 1997
                                                          --------------



                          SOUTHERN MINERAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


            0-8043                                       36-2068676
   ------------------------                   ---------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)

   500 Dallas Street, Suite 2800, Houston, Texas          77002-4708
   ---------------------------------------------          ----------
     (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (713) 658-9444
                                                           --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 2.  Acquisition or Disposition of Assets

         On May 20, 1997, Southern Mineral Corporation (the "Company") purchased from Mario Garcia and Dolores E. Garcia, ( "the Sellers"), the outstanding capital stock of BEC Energy, Inc. ("BEC") . The purchase price was $10,640,000. BEC's only assets consist of working interests in fourteen oil and gas wells located in the Big Escambia Creek Field in Big Escambia, Alabama.

         The Company financed the acquisition with a $10,600,000 advance under the Company's credit facility with Compass Bank-Houston.

         This summary is qualified in its entirety by the May 20, 1997 Purchase and Sale Agreement between the Company and Sellers filed as an exhibit to this Form 8-K. The May 20, 1997 News Release of the Company concerning the subject transactions is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                           At the time of filing this Form 8-K, it is
                  impractical for Registrant to provide the required financial statements for acquired businesses. Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than August 4, 1997.

         (b)      Pro Forma Financial Information.

                           At the time of filing this Form 8-K, it is
                  impracticable for Registrant to provide the required pro forma financial information. Registrant will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than August 4, 1997.

         (c)      Exhibits.

                  2.1 Purchase and Sale Agreement, dated as of May 20, 1997, by and among Mario Garcia and Delores E. Garcia and Southern Mineral Corporation (filed herewith without the Schedules and Exhibits thereto which will be provided to the Commission upon request).


                  99 News Release of Southern Mineral Corporation dated May 20, 1997 (filed herewith).










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




May 21, 1997                          Southern Mineral Corporation



                                      By:  /s/ James H Price
                                         -----------------------------
                                           James H. Price
                                           Vice President-Finance








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                                 EXHIBIT INDEX


          2.1 Purchase and Sale Agreement, dated as of May 20, 1997, by and among Mario Garcia and Delores E. Garcia and Southern Mineral Corporation (filed herewith without the Schedules and Exhibits thereto which will be provided to the Commission upon request).


          99 News Release of Southern Mineral Corporation dated May 20, 1997 (filed herewith).